                                Exhibit No. 10.41
                                -----------------
                              AMENDED AND RESTATED
                             INTERCREDITOR AGREEMENT
                             -----------------------

         AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of January 28, 1999, by and among ABN AMRO BANK N.V., NEW YORK BRANCH, CREDIT SUISSE FIRST BOSTON, FLEET PRECIOUS METALS INC., and PARIBAS (collectively, in their capacity as consignors under the Consignment Agreements referred to below, the "Consignors", and individually, a "Consignor"); THE CHASE MANHATTAN BANK ("Chase"); and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION (the "Lender").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Consignors, severally and not jointly, may (in their sole and individual discretion) extend financial accommodations to MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation (the "Debtor") pursuant to certain Consignment Agreements or Amended and Restated Consignment Agreements, dated August 20, 1993 in the case of Fleet Precious Metals Inc. and ABN AMRO Bank N.V., New York Branch, January 31, 1994 in the case of Credit Suisse First Boston and October 23, 1998 in the case of Paribas, between the Debtor and each of the Consignors (as amended and as the same may be amended from time to time, the "Consignment Agreements"); and

         WHEREAS, the Debtor, the Consignors and Fleet Precious Metals Inc., for itself and as agent for the Consignors (the "Agent"), are parties to a Security Agreement dated August 20, 1993 (as amended and as the same may be amended from time to time, the "Consignor Security Agreement"); and

         WHEREAS, the Debtor has granted each Consignor a security interest in the property described on Schedule A hereto (such property, described in Schedule A, is hereinafter referred to as the "Collateral" and includes but is not limited to the Equipment hereinafter referred to) pursuant to the Consignor Security Agreement in order to secure all of the Debtor's existing and future indebtedness, obligations and liabilities to each respective Consignor under the Consignment Agreements or with respect to forward contracts for the purchase or sale of precious metal (collectively the "Consignment Obligations"); and

         WHEREAS, MA BRANDS, INC., a Delaware corporation ("MAJ Delaware") and Fleet Precious Metals Inc., for itself and as Agent for the Consignors, are parties to a certain Security Agreement (Trademark and Service Marks) dated ______, 1999 (the "Consignor Trademark Assignment") pursuant to which MAJ Delaware has granted a security interest in the Marks (as defined in the Consignor Trademark Assignment) in order to secure the Consignment Obligations; and

         WHEREAS, Chase may (in its sole and individual discretion) extend financial accommodations to the Debtor pursuant to a certain Line of Credit Agreement dated as of

September 12, 1994 between the Debtor and Chase (as amended and as the same may be amended from time to time, the "Line of Credit Agreement"); and

         WHEREAS, the Debtor and Chase have entered into a Security Agreement dated September 12, 1994 (as amended and as the same may be amended from time to time, the "Chase Security Agreement"); and

         WHEREAS, the Debtor has granted Chase a security interest in the Collateral pursuant to the Chase Security Agreement in order to secure all of the Debtor's existing and future indebtedness, obligations and liabilities under the Line of Credit Agreement (collectively the "Line of Credit Obligations"); and

         WHEREAS, MAJ Delaware and Chase are parties to a certain Security Agreement (Trademark and Service Marks) dated ______, 1999 ((as the same may be amended from time to time, "Chase Trademark Security Agreement") pursuant to which MAJ Delaware has granted a security interest in the Marks in order to secure the Line of Credit Obligations; and

         WHEREAS, in accordance with the terms of that certain Loan and Security Agreement between the Debtor and the Lender dated as of the date hereof (as the same may be amended from time to time, the "Term Loan Agreement"), the Debtor has granted to the Lender a security interest in the property described on Schedule B hereto (such property being hereinafter referred to as the "Equipment"), pursuant to a Security Agreement dated the date hereof (as the same may be amended from time to time, the "Term Loan Security Agreement") from the Debtor to the Lender (the Term Loan Agreement and Term Loan Security Agreement, together with any subsequent agreements between the Lender and the Debtor, being hereinafter collectively referred to as the "Term Loan Agreements") in order to secure the payment of a Term Promissory Note of the Debtor to the Lender in the original principal amount of up to $10,500,000 (the "Term Note") issued pursuant to the Term Loan Agreement, and to secure the payment and performance of all other obligations of the Debtor to the Lender pursuant to the Term Loan Agreements (all such obligations being hereinafter referred to as the "Term Loan Obligations"); and

         WHEREAS, the Consignors and the Agent are parties to an Amended and Restated Collateral Sharing Agreement dated August 20, 1993, as amended and as the same may be amended and otherwise modified from time to time, pursuant to which the Consignors established among themselves the priority of their security interests in the Collateral and have provided for the enforcement of such security interests; and

         WHEREAS, the Consignors, on the one hand, and Chase and the Lender, on the other hand, desire to establish among themselves the priority of their security interests in the Collateral and in the Marks and to provide for the enforcement of such security interests;

         NOW, THEREFORE, in consideration of the mutual premises herein contained, it is hereby agreed as follows:

         1. As security for the Consignment Obligations, the security interest of the Consignors in all Inventory (as defined in this paragraph 1) of the Debtor, whether now owned or hereafter acquired by the Debtor or in which the Debtor may now have or hereafter acquire an interest and in all Marks of MAJ Delaware, whether now owned or hereafter acquired by MAJ Delaware or in which MAJ Delaware may now have or hereafter acquire an interest (the foregoing property with respect to which the Consignors shall have priority being hereinafter collectively referred to as the "Consignor Primary Collateral"), to the extent perfected and enforceable, shall have priority over any security interests which Chase or the Lender has or may acquire therein. For the purposes of this Agreement, the term "Inventory" shall include the following:

                  (i) all goods held for sale or lease or furnished or to be furnished under contracts of service;

                  (ii) all raw materials, work-in-process and finished goods;

                  (iii) all goods consigned by the Debtor to others, whether or not such consignments are true consignments or security consignments, and all related contracts and rights thereunder, including, without limitation, goods:

                           (A) covered by a consignment sale whereby a memo
                  invoice is used to ship goods to a customer, who is billed on a regular basis for goods actually sold by such customer; or

                           (B) covered by a guaranteed sale whereby goods are
                  shipped and billed on normal invoice but may be returned to the Debtor at any time without penalty; or

                           (C) constituting part of base inventory maintenance
                  wherein goods are shipped under a memo invoice and are billed only when replaced to maintain base inventory levels, and where such goods may be returned at any time; or

                           (D) treated as inventory by the Debtor for accounting
                  purposes;

                  (iv) all bullion, fabricated products and all gold and other precious metals in whatever form and wherever located, including all products in which any such gold or precious metals are incorporated or into which any such gold or precious metals are processed or converted;

                  (v) all diamonds and all precious and semi-precious stones including all substitutions, replacements and products in which such diamonds or stones are incorporated;

                  (vi) all accounts and other proceeds arising from the sale of Inventory on or after the Acceleration Date (as hereinafter defined) and all returned or replevined goods on which any such accounts are based; provided, however, that returned or replevined goods which are segregated and identifiable as such are to be applied to the oldest outstanding account payable by the returning account debtor subject to the same conditions governing payment of accounts set forth in paragraph 14 hereof;

                  (vii) all other returned goods which are not segregated and identifiable as such;

                  (viii) all cash proceeds of all of the foregoing; and

                  (ix) certain insurance proceeds as provided in paragraph 5 hereof.

         2. As security for the Term Loan Obligations, the security interest of the Lender in the Equipment (such property being hereinafter collectively referred to as the "Term Loan Primary Collateral"), to the extent perfected and enforceable, and to the extent that it secures Term Loan Obligations constituting Prior Secured Obligations as defined in paragraph 4 hereof, shall have priority over any security interests the Consignors or Chase have or may acquire therein. The Lender has no security interest in the Collateral other than in the Term Loan Primary Collateral and has no interest in the Marks. Further, as security for the Line of Credit Obligations, the security interest of Chase in the Term Loan Primary Collateral, to the extent perfected and enforceable, and to the extent that it secures Line of Credit Obligations constituting Prior Secured Obligations as defined in paragraph 4 hereof, shall have priority over any security interests the Consignors have or may acquire therein.

         3. As security for the Line of Credit Obligations, the security interest of Chase in the Collateral and in the Marks other than the Consignor Primary Collateral and other than the Term Loan Primary Collateral (such property being hereinafter collectively referred to as the "Line of Credit Primary Collateral"), to the extent perfected and enforceable, and to the extent that it secures Line of Credit Obligations constituting Prior Secured Obligations as defined in paragraph 4 hereof, shall have priority over any security interests the Consignors or the Lender has or may acquire therein.

         4. Notwithstanding anything to the contrary herein, the priority of the security interests of the Consignors, the Lender, and Chase established hereunder shall only apply to the extent that such security interests are perfected and enforceable and secure (a) the Consignment Obligations, (b) the Term Loan Obligations, exclusive of any indebtedness of the Debtor to the Lender for money borrowed other than the indebtedness (including interest and premiums thereon) evidenced by the Term Note, and (c) the Line of Credit Obligations (all such obligations being herein sometimes called the "Prior Secured Obligations"). Notwithstanding anything to the contrary herein, to the extent that any obligations of the Debtor to the Consignors, the Lender, or Chase shall not constitute Prior Secured Obligations, the security interests securing such obligations shall be subordinated to perfected and enforceable security interests securing Prior Secured Obligations. Consignment Obligations which constitute Prior Secured Obligations are herein sometimes referred to as "Prior Consignment Obligations"; Term Loan Obligations which constitute Prior Secured Obligations are herein sometimes referred to as "Prior Term Loan Obligations"; and Line of Credit Obligations which constitute Prior Secured Obligations are herein sometimes referred to as "Prior Line of Credit Obligations".

         5. The respective rights and priorities of the Lender, the Consignors, and Chase in and to any proceeds realized on account of an insured loss to all or any portion of the Debtor's assets shall be determined in accordance with the allocation of such proceeds among such insured assets, and the Consignors, Chase, and the Lender shall have the same priority to insurance proceeds allocated to the Consignor Primary Collateral, the Term Loan Primary Collateral and the Line of Credit Primary Collateral as they have to the Consignor Primary Collateral, the Term Loan Primary Collateral and the Line of Credit Primary Collateral itself under paragraphs 1, 2 and 3 hereof.

         6. The priorities of the security interests established, altered or specified herein are applicable irrespective of the time or order of attachment or perfection thereof, the method of perfection, the time or order of filing of financing statements or taking of possession, or the giving of or failure to give notice of the acquisition or expected acquisition of purchase money or other mortgage or security interests. The priorities of any security interests which are not established, altered or specified herein shall exist and continue in accordance with the applicable provisions of law. The agreements made in paragraphs 1, 2, 3, 4 and 5 hereof are solely for the purpose of establishing the relative priorities of the Lender, the Consignors, and Chase and shall not inure to the benefit of any other person or entity except the respective successors and assigns of the Lender, the Consignors, and Chase.

         7. In order to effect the foregoing priorities, the parties hereto agree that all proceeds of Collateral and the Marks shall be distributed (net of any and all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by any party in realizing upon such proceeds) in accordance with the following procedures:

                  (a) All of the Consignor Primary Collateral shall be distributed to the Consignors for application to the Prior Consignment Obligations until the Prior Consignment Obligations are paid in full. After the Prior Consignment Obligations are paid in full, any remaining Consignor Primary Collateral shall be distributed to Chase for application to the Prior Line of Credit Obligations until the Prior Line of Credit Obligations are paid in full.

                  (b) All of the Term Loan Primary Collateral shall be distributed to the Lender for application to the Prior Term Loan Obligations until the Prior Term Loan Obligations are paid in full. After the Prior Term Loan Obligations are paid in full, any remaining Term Loan Primary Collateral shall be distributed to Chase until the Prior Line of Credit Obligations are paid in full. After the Prior Term Loan Obligations and the Prior Line of Credit Obligations are paid in full, any remaining Term Loan Primary Collateral shall be distributed to the Consignors for application to the Prior Consignment Obligations until the Prior Consignment Obligations are paid in full.

                  (c) All of the Line of Credit Primary Collateral shall be distributed to Chase for application to the Prior Line of Credit Obligations until the Prior Line of Credit Obligations are paid in full. After the Prior Line of Credit Obligations are paid in full, any remaining Line of Credit Primary Collateral shall be distributed to the Consignors for application to the Prior Consignment Obligations until the Prior Consignment Obligations are paid in full.

         Chase and the Lender agree that funds received directly or indirectly from the Debtor or MAJ Delaware which are Consignor Primary Collateral will be promptly remitted to the Consignors for application in accordance with paragraph 7(a) hereof. The Consignors and Chase agree that funds received directly or indirectly from the Debtor or MAJ Delaware which are Term Loan Primary Collateral will be promptly remitted to the Lender for application in accordance with paragraph 7(b) hereof. The Consignors and the Lender agree that funds received directly or indirectly from the Debtor or MAJ Delaware which are Line of Credit Primary Collateral will be promptly remitted to Chase for application in accordance with paragraph 7(c) hereof.

         8. Prior to the Acceleration Date (as hereinafter defined in Paragraph
9), the Lender, Chase, and the Consignors may, subject to applicable bankruptcy and insolvency laws, collect their respective obligations from the Debtor at the time and in the manner set forth in the Term Loan Agreements, the Consignment Agreements (and agreements referred to therein) or the Line of Credit Agreement, as the case may be, without any obligation to remit such collections pursuant to paragraph 7 hereof.

         9. The Lender, Chase, and each of the Consignors agree to notify each other, in writing, immediately upon making any demand under any obligation of the Debtor or declaring any obligation of the Debtor to be due and payable prior to the scheduled maturity of such obligation (the earlier to occur of (a) the date that notice of such demand or declaration is first given to the parties hereto, and (b) the date on which any bankruptcy or insolvency proceeding is commenced by or against the Debtor being hereinafter referred to as the "Acceleration Date", and the notice being hereinafter referred to as an "Acceleration Notice").

         10. Promptly after an Acceleration Notice or Acceleration Date, whichever first occurs:

                  (a) The Lender shall furnish Chase and the Consignors with a written statement of the outstanding balance of loans or advances made by the Lender to the Debtor as of the Acceleration Date and the date any Acceleration Notice is received by the non-accelerating (or later accelerating) party (the date of receipt of any Acceleration Notice being herein referred to as the "Notice Date").

                  (b) Chase and the Consignors shall furnish the Lender and each other with a written statement of the outstanding balance of extensions of credit and other obligations of the Debtor to Chase and the Consignors as of the Acceleration Date and the Notice Date.

                  (c) The Lender, Chase and the Consignors may proceed to liquidate and realize upon the Collateral, for the benefit of the Lender, Chase and the Consignors, to the extent permitted by the respective security agreements executed by the Debtor, and to exercise any and all rights and remedies granted to the Lender, Chase and the Consignors with respect to the Collateral, in such manner and at such times as each shall deem proper, the proceeds thereof to be distributed in accordance with the provisions of Paragraph 7 hereof. Each of the Lender, Chase and the Consignors agrees to consult with the other in connection with its exercise of such rights and remedies. The Lender, Chase and the Consignors shall be entitled to retain from each distribution of the realizations on the Collateral the expenses of such realizations, including, without limitation, reasonable attorneys' fees.

         11. Each party agrees to use its best efforts to give to the other parties copies of any notice of the occurrence or existence of an Event of Default (as defined in each party's respective Agreement with the Borrower) sent to the Debtor simultaneously with the sending of such notice to the Debtor, but failure to do so shall not affect the validity of such notice or create a cause of action against the party failing to give such notice or create any claim or right on behalf of any person. The sending of such notice shall not give the recipient the obligation to cure such Event of Default.

         12. Neither the Lender, Chase nor the Consignors shall sell, assign or transfer their security interest in, respectively, the Consignor Primary Collateral or Term Loan Primary Collateral or the Line of Credit Primary Collateral unless it shall first have given notice thereof to the other, delivered a copy of this Agreement to the transferee and delivered to such other an agreement by such transferee to be bound by the terms of this Agreement, in form, scope and substance satisfactory to such other. Nothing in this paragraph 12 shall restrict the right of the Lender, Chase or Consignor to grant a blanket security interest to its own lenders or the right of Lender to include the Term Loan Agreement in a securitization.

         13. The Lender and Chase acknowledge that this Agreement constitutes written notice to the Lender and Chase, for purposes of the Uniform Commercial Code, that the Consignors expect to deliver gold on consignment to the Debtor from time to time. Chase further agrees (i) to cooperate, for purposes of the Consignors' exercise of rights to dispose of Consignor Primary Collateral, with the Consignors' use of all trademarks and tradenames of the Debtor, and (ii) not to sell or otherwise dispose of any of such trademarks and tradenames, without the consent of the Consignors, until the Consignment Obligations are paid in full or there is no remaining Consignor Primary Collateral (whichever first occurs).

         14. In the event that each of the Consignors and Chase has security interests in accounts of the Debtor payable by the same account debtor, all payments made by such account debtor with respect to such accounts shall be applied to the oldest outstanding account payable by such account debtor; provided, however, that if such oldest outstanding account is the subject of a bona fide dispute and the account debtor specifically indicates that for this reason it wishes to have its payment applied to a more recent, non-disputed account, such payment shall be applied to the non-disputed account.

         15. The Lender, Chase and each Consignor may, without notice of or consent of the other, amend, modify, waive any term of, and, except as may be specifically agreed to the contrary herein, exercise any rights under and otherwise deal with any loan agreement, consignment agreement, guaranty agreement, security agreement or other agreement which it may have entered into with the Debtor.

         16. All notices to be given hereunder shall be given at the address for a party set forth on the signature page hereof or, if a party is added to this Intercreditor Agreement by an amendment hereto, then for such party, at the address set forth on the signature page to the applicable amendment to the Intercreditor Agreement, or to such other address as a party may designate for itself by like notice and shall be deemed to have been validly served, given or delivered (i) on the fourth (4th) day following deposit in the United States mails (by registered or certified mail), with proper postage prepaid, (ii) on the day of transmittal by telex, cable or other electronic communication device capable of providing a written document, or (iii) if sent by overnight delivery service, when received or when delivery is refused.

         17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in such state, shall not be modified, amended or terminated orally, and shall be binding upon and inure to the benefit of the Lender, the Consignors, and Chase and their respective successors, designees and assigns. All terms used herein which are defined in the Uniform Commercial Code shall have the meaning therein stated, unless the context otherwise requires.

         18. The provisions contained herein shall, effective the date hereof, be deemed to supersede the terms of the Amended and Restated Intercreditor Agreement dated August 20, 1993 among the Consignors, Chase and others.

         IN WITNESS WHEREOF, the Lender, the Consignors, and Chase have duly executed or caused this Agreement to be duly executed as of the day and year first above written.

                             GENERAL ELECTRIC CAPITAL BUSINESS ASSET
                        FUNDING CORPORATION

                                    By: /s/ Vince Iaci
                                        --------------------------------
                                    Title: Sr. Vice President
                                           -----------------------------
                                    Address:         10900 N.E. 4th Street
                                                     Suite 500
                                                     Bellevue, WA 98004
                                    Attention:       Liam Bayley
                                    Telecopier:      (425) 450-1879

                                    FLEET PRECIOUS METALS INC.

                                    By: /s/ Sharon Delfino
                                        --------------------------------
                                    Title: Vice President
                                           -----------------------------


                                    By: /s/ Karen M.  Sheil
                                        --------------------------------
                                    Title:  Vice President
                                            ----------------------------
                                    Address:         111 Westminster Street
                                                     Providence, RI 02903
                                    Attention:       Sharon Delfino
                                    Telecopier:      (401) 278-3077

                                    ABN AMRO BANK N.V., NEW YORK BRANCH

                                    By: /s/ Jeffrey Sarfaty
                                        --------------------------------
                                    Title: Vice President
                                           -----------------------------


                                    By: /s/ Ned Koppelson
                                        --------------------------------
                                    Title: Vice President
                                           -----------------------------
                                    Address:         500 Park Avenue
                                                     New York, NY 10017
                                    Attention:       Jeffrey Sarfaty
                                    Telecopier:      (212) 644-6905

                                    CREDIT SUISSE FIRST BOSTON

                                    By: /s/  Stanley R. Steinberg
                                        --------------------------------
                                    Title: Director
                                           -----------------------------

                                    By: /s/ Stuart B. Ganes
                                        --------------------------------
                                    Title: Vice President
                                           -----------------------------
                                    Address:         11 Madison Avenue
                                                     New York, New York 10010
                                    Attention:       Stuart Gaines
                                    Telecopier:      (212) 238-2426

                                    PARIBAS

                                    By: /s/ Amy Kirschner
                                        ------------------------------
                                    Title:  Vice President
                                            --------------------------

                                    By: /s/  Edward K. Chin
                                        ------------------------------
                                    Title:  Director
                                            --------------------------
                                    Address:         787 Seventh Avenue
                                                     New York, NY 10019
                                    Attention:       Amy N. Kirschner
                                    Telecopier:      (212) 841-2536

                                    THE CHASE MANHATTAN BANK

                                    By: /s/ Irene B. Spector
                                        -----------------------------
                                    Title: Vice President
                                           --------------------------
                                    Address:         111 West 40th Street
                                                     New York, NY 10018
                                    Attention:       Irene Spector
                                    Telecopier:      (212) 403-5112

Consented and agreed to:

MICHAEL ANTHONY JEWELERS, INC.

By: /s/ Michael A. Paolercio
    --------------------------------
Title: Treasurer
       -----------------------------

MA BRANDS, INC.

By: /s/ Michael A. Paoelercio
    --------------------------------
Title:  Asst. Treasurer
        ----------------------------

                      SCHEDULE A TO INTERCREDITOR AGREEMENT
                                      AMONG

ABN AMRO BANK N.V., NEW YORK BRANCH, CREDIT SUISSE FIRST BOSTON, FLEET PRECIOUS
  METALS INC., PARIBAS, THE CHASE MANHATTAN BANK, and GENERAL ELECTRIC CAPITAL
                       BUSINESS ASSET FUNDING CORPORATION

                  (a) ACCOUNTS, CONTRACT RIGHTS AND OTHER RIGHTS TO PAYMENT: Any and all accounts, contract rights and other rights to the payment of money or other forms of consideration of any kind at any time owing or to be owing to the Debtor (whether classified under the Uniform Commercial Code as accounts, contract rights, chattel paper, general intangibles, or otherwise) including, but not limited to accounts receivable, notes, drafts, acceptances, rights arising out of overpayments of taxes and all other debts, obligations and liabilities in whatever form owing to the Debtor from any person, firm, governmental authority, corporation or any other legal entity, all guarantees, security interests, liens and other security for payment thereof, and all of the Debtor's rights to goods sold (delivered, undelivered, in transit or returned) which may be represented thereby;

         (b) INVENTORY: All gold bullion, gold granule and other gold or precious metals in whatever form including all substitutions, replacements and products in which such gold or precious metals are incorporated or into which such gold or precious metals are processed or converted, whether now owned or hereafter acquired by the Debtor or in which the Debtor now or hereafter acquires an interest; all diamonds and all precious and semi-precious stones including all substitutions, replacements and products in which such diamonds or stones are incorporated, whether now owned or hereafter acquired by the Debtor or in which the Debtor now or hereafter acquires an interest; and all inventory now or hereafter owned by the Debtor or in which the Debtor now or hereafter acquires an interest, including all merchandise, raw materials, goods in process, and finished goods;

                  (c) OTHER PERSONAL PROPERTY: All tangible and intangible personal property now or hereafter owned by the Debtor or in which the Debtor now or hereafter acquires an interest, including without limitation, all machinery, equipment, motor vehicles, furniture, furnishings, office supplies, general intangibles, patents, trademarks, tradenames, instruments, documents of title, policies and certificates of insurance (other than those for life insurance policies), securities, bank deposits, checking accounts and cash, now owned by the Debtor or which may be acquired by the Debtor hereafter, wherever situated;

         together with all substitutions and replacements for any of the foregoing property and all products and proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with (i) all accessories, attachments, parts (including spare parts), accessions and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all documents of title, policies and certificates of insurance (other than life insurance policies and certificates), securities, chattel paper, or other documents or instruments evidencing or pertaining thereto; and all files, correspondence, computer programs, tapes, discs and related data processing software owned by the Debtor or in which the Debtor has an interest which contain information identifying or pertaining to any of the Collateral, or any account debtor, or showing the amounts thereof or payments thereon, or otherwise necessary or helpful in the realization thereon or the collection thereof, both now owned or existing or hereafter acquired, created or arising (including, without limitation, any claims to any items referred to above, and the proceeds of any insurance with respect thereto and any claims of the Debtor against third parties for loss of, damage to, or destruction of, any or all of the Collateral).

                      SCHEDULE B TO INTERCREDITOR AGREEMENT
                                      AMONG

ABN AMRO BANK N.V., NEW YORK BRANCH, CREDIT SUISSE FIRST BOSTON, FLEET PRECIOUS
  METALS INC., PARIBAS, THE CHASE MANHATTAN BANK, and GENERAL ELECTRIC CAPITAL
                       BUSINESS ASSET FUNDING CORPORATION

                  EQUIPMENT. All machinery, equipment (including but not limited to all jewelry manufacturing equipment),molds, casts, dyes, tools, furniture, furnishings, and office supplies, now owned by the Debtor or which may be acquired by the Debtor hereafter, wherever situated;

         together with all substitutions and replacements for any of the foregoing property and all products and proceeds of any and all of the foregoing property and all accessories, attachments, parts (including spare parts), accessions and repairs now or hereafter attached or affixed to or used in connection with any such property.